SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 8, 2015

H. J. HEINZ CORPORATION II
(Exact name of registrant as specified in its charter)

333-194441
(Commission File Number)

Delaware	46-2246679
(State of Incorporation)	(I.R.S. Employer Identification No.)
One PPG Place	15222
Pittsburgh, Pennsylvania	(Zip Code)
(Address of principal executive offices)
412-456-5700
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 8, 2015, the Company issued a press release announcing results for the first quarter ended March 29, 2015. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)     The following exhibit is furnished with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit
99.1	H. J. Heinz Corporation II Press Release, dated May 8, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

H. J. HEINZ CORPORATION II
(Registrant)
By:	/s/ Paulo Basilio
Paulo Basilio
Chief Financial Officer

Dated: May 8, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	H. J. Heinz Corporation II Press Release, dated May 8, 2015.